                                                                    Exhibit 10.5

                              FOURTH AMENDMENT TO AMENDED
                             AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 30, 2001 (this "AGREEMENT"), is by and among CENTURY BUSINESS SERVICES, INC., a Delaware corporation (the "COMPANY"), the Lenders party to the Credit Agreement referred to below (the "LENDERS"), BANK OF AMERICA, N.A. as agent (the "AGENT"), and FLEET NATIONAL BANK, BANK ONE, MICHIGAN, LASALLE BANK NATIONAL ASSOCIATION AND PNC BANK, NATIONAL ASSOCIATION, each as Co-Agent (the "CO-AGENTS").

                                       RECITALS:

         WHEREAS, the Company, Agent, Co-Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 3, 1997, as amended and restated as of August 10, 1998, as amended and restated as of August 24, 1999 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, the Company, Agent, Co-Agents and the Lenders wish to amend the Credit Agreement in certain respects as set forth herein, subject to the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement.

         SECTION 2. AMENDMENTS AND WAIVERS TO CREDIT AGREEMENT. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

         (a) THE DEFINITIONS OF "APPLICABLE MARGIN," "CHANGE OF CONTROL," "CONSOLIDATED INTEREST EXPENSE," "EBIT," "EBITDA," "ELIGIBLE RECEIVABLES," "LEVEL," "LEVEL I," "LEVEL II," "LEVEL III," "LEVEL IV," "LEVERAGE RATIO", "NET WORTH" AND "REVOLVING TERMINATION DATE" IN ARTICLE I OF THE CREDIT AGREEMENT ARE HEREBY AMENDED BY DELETING SAID DEFINITIONS IN THEIR ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

                  "APPLICABLE MARGIN" shall mean on any date the applicable percentage set forth below based upon the Level as shown in the Compliance Certificate then most recently delivered to the Lenders:

                   Revolving Loans                       Letters of Credit
                   ---------------                       -----------------

                    Base        Offshore                                                     Commitment
       Level        Rate           Rate          Non-Financial          Financial                Fee
       -----        ----       -----------       -------------          ---------               ----
         I         2.125%        3.375%             2.1875%               3.375%                .50%
        II         1.875%        3.000%             1.9375%               3.000%                .50%
        III        1.625%        2.750%             1.6875%               2.750%                .50%
        IV         1.250%        2.500%             1.3125%               2.500%                .45%
         V         1.000%        2.250%             1.0625%               2.250%                .40%
        VI          .750%        2.000%              .8125%               2.000%                .35%

         ; PROVIDED HOWEVER that, (i) for the period from the date of the Fourth Amendment to and including the date of the delivery of the Compliance Certificate for the period ending March 31, 2001, the Applicable Margin shall be deemed to be Level I and (ii) if the Company shall have failed to deliver to the Lenders by the date required hereunder any Compliance Certificate pursuant to SECTION 7.02(b), then from the date such Compliance Certificate was required to be delivered until the date of such delivery the Applicable Margin shall be deemed to be Level I. Each change in the Applicable Margin shall take effect with respect to all outstanding Loans on the third Business Day immediately succeeding the day on which such Compliance Certificate is received by the Agent. Notwithstanding the foregoing, no reduction in the Applicable Margin shall be effected if a Default or an Event of Default shall have occurred and be continuing on the date when such change would otherwise occur, it being understood that on the third Business Day immediately succeeding the day on which such Default or Event of Default is either waived or cured (assuming no other Default or Event of Default shall be then pending), the Applicable Margin shall be reduced (on a prospective basis) in accordance with the then most recently delivered Compliance Certificate.

                  "CHANGE OF CONTROL" means (a) any Person or any two or more Persons (in each case other than a Person that is a stockholder of the Company as of the date of this Agreement) acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act), directly or indirectly, of capital stock of the Company (or other securities convertible into such capital stock) representing 25% or more of the combined voting power of all capital stock of the Company entitled to vote in the election of directors, other than capital stock having such power only by reason of the happening of a contingency, or (b) during any period of twelve consecutive calendar months (other than pursuant to a disposition permitted pursuant to SECTION 8.02), the ceasing of more than 25% of the individuals who hold an office possessing the title Regional Directors or Local Directors Senior Vice President, Executive Vice President or such title that ranks senior thereto of the Company and the Company's direct Subsidiaries (collectively, "KEY MANAGEMENT"), on the first day of each such period to be part of the Key Management of the Company and its Subsidiaries taken as a whole.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, gross consolidated interest expense for the period (including all commissions, discounts, fees and other charges in connection with standby letters of credit and similar instruments) for the Company and its Subsidiaries (other than Excluded Insurance Subsidiaries), PLUS the portion of the upfront costs and expenses for Swap Contracts (to the extent not included in gross interest expense) fairly allocated to such Swap Contracts as expenses for such period, as determined in accordance with GAAP and after giving effect to any Swap Contract then in effect.

                  "EBIT" means, for any period, for the Company and its Subsidiaries (other than Excluded Insurance Subsidiaries) on a consolidated basis, determined in accordance with GAAP, the sum of (a) Net Income (or net loss) for such period (excluding any income (or net loss) as a result of a Specified Asset Sale or a 2001 Specified Asset
         Sale) PLUS (b) all amounts treated as expenses for interest to the extent included in the determination of such Net Income (or loss), PLUS
         (c) all accrued taxes on or measured by income to the extent included in the determination of such Net Income (or loss); PROVIDED, HOWEVER, that Net Income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains; and PROVIDED FURTHER, that for purposes of determining compliance with
         SECTION 8.17, (x) for any period which includes the fourth fiscal quarter of the Company's 1999 fiscal year, there shall be excluded in determining EBIT any non-recurring restructuring expense recorded in such fiscal quarter to the extent excluded from the determination of Net Income, PROVIDED, that such restructuring expenses shall not be in excess of $36,400,000, (y) for any period which includes a fiscal quarter of the Company's 2000 fiscal year, there shall be excluded in determining EBIT any charges recorded in such fiscal quarter relating to goodwill impairment, SAB 101 and other accounting adjustments, provided that the aggregate amount of such charges shall not exceed $105,733,000, of which amount not more than (1) $11,905,000 may be recorded in the first fiscal quarter of the Company's 2000 fiscal year and (2) $93,828,000 may be recorded in the fourth fiscal quarter of the Company's 2000 fiscal year and (z) EBIT for any periods occurring after January 1, 2000 shall be determined as above, PLUS all amounts treated as expenses for the amortization of intangibles of any kind to the extent included in the determination of Net Income based on a fifteen
         (15) year amortization schedule.

                  "EBITDA" means, for any period, for the Company and its Subsidiaries (other than Excluded Insurance Subsidiaries) on a consolidated basis, determined in accordance with GAAP, the sum of (a) the Net Income (or net loss) for such period (excluding any income (or net loss) as a result of a Specified Asset Sale or a 2001 Specified Asset Sale) PLUS (b) all amounts treated as expenses for depreciation and interest and the amortization of intangibles of any kind to the extent included in the determination of such Net Income (or loss), PLUS
         (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); provided, HOWEVER, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains; and PROVIDED FURTHER, that for purposes of determining compliance with
         SECTION 8.16, (x) for any period which includes the fourth fiscal quarter of the Company's 1999 fiscal year, there shall be excluded in determining EBITDA any non-recurring restructuring expense recorded in such fiscal quarter to the extent excluded from the determination of Net Income, PROVIDED, that such restructuring expenses shall not be in excess of $36,400,000 and (y) for any period which includes a fiscal quarter of the Company's 2000 fiscal year, there shall be excluded in determining EBITDA any charges recorded in such fiscal quarter relating to goodwill impairment, SAB 101 and other accounting adjustments, provided that the aggregate amount of such charges shall not exceed $105,733,000, of which amount not more than
         (1) $11,905,000 may be recorded in the first fiscal quarter of the Company's 2000 fiscal year and (2) $93,828,000 may be recorded in the fourth fiscal quarter of the Company's 2000 fiscal year.

                  "ELIGIBLE RECEIVABLES" means:

                           (i) at any time on or prior to March 31, 2001, (x)
                  WIP of the Company and each of its Wholly Owned Subsidiaries which are party to a Security Agreement (each, a "Tested Person") less than or equal to 120 days plus (y) the total face of the trade receivables less than or equal to 120 days (related to the sale of goods and services other than to affiliates of the Company) of each Tested Person, calculated in accordance with GAAP, consistently applied;

                           (ii) thereafter but on and prior to December 31,
                  2001, (x) WIP of each Tested Person less than or equal to 90 days plus (y) the total face of the trade receivables less than or equal to 120 days (related to the sale of goods and services other than to affiliates of the Company) of each Tested Person, calculated in accordance with GAAP, consistently applied; and

                           (iii) at any time thereafter, (x) work-in-progress of
                  each Tested Person less than or equal to 90 days plus (y) the total face of the trade receivables less than or equal to 90 days (related to the sale of goods and services other than to affiliates of the Company) of each Tested Person, calculated in accordance with GAAP, consistently applied.

                  "LEVEL" means, and includes, Level I, Level II, Level III, Level IV, Level V and Level VI, whichever is in effect at the relevant time.

                  "LEVEL I" shall exist at any time the Leverage Ratio is equal to or greater than 3.25:1.0.

                  "LEVEL II" shall exist at any time the Leverage Ratio is greater than or equal to 3.00:1.0 but less than 3.25:1.0.

                  "LEVEL III" shall exist at any time the Leverage Ratio is greater than or equal to 2.50:1.0 but less than 3.00:1.0.

                  "LEVEL IV" shall exist at any time the Leverage Ratio is greater than or equal to 2.00:1.0 but less than 2.50:1.0.

                  "LEVEL V" shall exist at any time the Leverage Ratio is greater than or equal to 1.50:1.0 but less than 2.00:1.0.

                  "LEVEL VI" shall exist at any time the Leverage Ratio is less than 1.50:1.0.

                  "LEVERAGE RATIO" means, with respect to any period, the ratio of total consolidated Indebtedness (other than Indebtedness of an Excluded Insurance Subsidiary) as of the end of that period to EBITDA for that period.

                  "NET WORTH" means shareholders' equity as determined in accordance with GAAP, excluding the aggregate book loss from all Specified Asset Sales and all 2001 Specified Asset Sales.

                  "REVOLVING TERMINATION DATE" means the earlier to occur of:

                           (a) August 24, 2003; and

                           (b) the date on which the Revolving Loan Commitments
                  terminate in accordance with the provisions of this Agreement.

                  (b) ARTICLE I OF THE CREDIT AGREEMENT IS AMENDED BY INSERTING THE FOLLOWING DEFINITIONS IN ALPHABETICAL ORDER:

                  "BUDGETED EBITDA" has the meaning set forth in SECTION
         7.02(d).

                  "EXCLUDED ASSET SALE" has the meaning set forth in SECTION 2.05(b).

                  "EXCLUDED INSURANCE SUBSIDIARY" means each of American Inspection and Audit Services, Inc., Century Surety Company, Continental Heritage Insurance Company, CSC Insurance Agency and Evergreen National Indemnity Company.

                  "FOURTH AMENDMENT" means the Fourth Amendment to the Amended and Restated Credit Agreement, dated as of March 23, 2001.

                  "2001 SPECIFIED ASSET SALE" means each Asset disposition described in Schedule A to the Fourth Amendment.

                  (c) ARTICLE II OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY DELETING CLAUSE (b) OF SECTION 2.05 AND INSERTING THE FOLLOWING NEW CLAUSE (b):

                           "(b) On the date of receipt thereof by the Company or
                  any of its Subsidiaries, the Company shall permanently reduce the Revolving Loan Commitment by an amount equal to (x) 100% of the Net Proceeds received by any such Person from the sale or other disposition of an Insurance Subsidiary (including any sale of any asset of an Insurance Subsidiary) and (y) 75% of the Net Proceeds from any Specified Asset Sale, any 2001 Specified Asset Sale or any other Disposition excluding the disposition of the capital stock or assets of Continuous Learning Group, Inc., CBIZ Benefits & Insurance Services of Ohio, Inc., ESP Holdings of Ohio, Inc., and St. James General Agency, Inc. (each an "Excluded Asset Sale")".

                  (d) ARTICLE VII OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY:

                  (i) DELETING THE PERIOD AT THE END OF CLAUSE (d) OF SECTION
         7.01 AND INSERTING "; AND" IN LIEU THEREOF AND ADDING THE FOLLOWING NEW CLAUSE (e):

                           "(e) as soon as available, but not later than 30 days
                  after the end of each calendar month of each fiscal year (commencing with the calendar month ended

                  February 28, 2001), a copy of the unaudited consolidated statements of income for the period commencing on the first day and ending on the last day of such calendar month, and certified by a Responsible Officer as fairly presenting (subject to ordinary, good faith year-end audit adjustments) the results described therein of the Company and the Subsidiaries;"; and

                  (ii) DELETING CLAUSE (d) OF SECTION 7.02 IN ITS ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

                           "(d) as soon as available, but in any event not later
                  than the last day of each fiscal year, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and cash flow statement by business services and insurance segments) of the Company and its Subsidiaries (other than Excluded Insurance Subsidiaries) for the next fiscal year and (y) (1) on the date of the Fourth Amendment and (2) on each February 15 thereafter, not later than the last day of each fiscal year, a copy of projected quarterly EBITDA of the Company and its Subsidiaries (other than Excluded Insurance Subsidiaries), in each case for its then current fiscal year ("Budgeted EBITDA");".

                           (e) ARTICLE VIII OF THE CREDIT AGREEMENT IS HEREBY
                  AMENDED BY:

                  (i) DELETING CLAUSE (e) OF SECTION 8.02 IN ITS ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

                                    "(e) each (x) Specified Asset Sale, PROVIDED
                           however, that in the case of a Specified Asset Sale of an Excluded Insurance Subsidiary, such Sale is completed on or prior to October 31, 2000 and (y) 2001 Specified Asset Sale; and".

                  (ii) DELETING CLAUSE (l) OF SECTION 8.04 IN ITS ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

                           "(l) On and after August 15, 2001:

                                    (1) Investments constituting repurchases of
                           capital stock of the Company, PROVIDED, that at the time of any such repurchase: (w) aggregate outstanding Loans shall not exceed $100,000,000, (x) EBITDA for the two fiscal quarters preceding such repurchase is at least 85% of Budgeted EBITDA, (y) any such repurchase is effected with proceeds retained by the Company in connection with a Disposition (other than an Excluded Asset Sale), a Specified Asset Sale or a 2001 Specified Asset Sale and (z) the aggregate amount of all such repurchases shall not exceed $5,000,000; and

                                    (2) other Investments, PROVIDED, that at the
                           time of such Investment, (x) EBITDA for the two fiscal quarters preceding such Investment is at least 85% of Budgeted EBITDA, (y) any such Investment is effected with proceeds retained by the Company in connection with a Disposition (other than an Excluded Asset Sale), Specified Asset Sale or 2001 Specified Asset Sale and (z) the aggregate cash consideration for all such Investments does not exceed $3,000,000 during any fiscal year of the Company, PROVIDED, HOWEVER, that the Company shall be permitted to make up to an aggregate of $1,000,000 of Investments pursuant to this clause (2) with proceeds described in subclause (y) during the period of May 15, 2001 through but excluding August 15, 2001 in the event that EBITDA for the fiscal quarter preceding such Investment is at least equal to Budgeted EBITDA;".

                  (iii) DELETING SECTION 8.15 IN ITS ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

                           "8.15 MINIMUM NET WORTH. The Company shall not permit its Consolidated Net Worth at any time for the period from and including the last day of the fiscal quarter ended on December 31, 2000 and thereafter, to be less than an amount equal to the sum of (w) $348,249,000 PLUS (x) 70% of the Company's positive Net Income, if any, for each such fiscal quarter PLUS (y) an amount equal to 100% of the net cash and non-cash proceeds of any equity securities issued by the Company after the date of the Fourth Amendment.";

                  (iv) DELETING SECTION 8.16 IN ITS ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

                           "8.16 LEVERAGE RATIO. The Company shall not permit, at any time, its Leverage Ratio at such time for the twelve month period (taken as one accounting period) last ended prior to the date of determination, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:

                  Period                                                        Ratio
                  ------                                                        -----

                  From and including the last day of the                        3.40:1.0
                  fiscal quarter ended December 31, 2000
                  to but excluding the last day of the
                  fiscal quarter ended on March 31, 2001

                  From and including the last day of the                        3.40:1.0
                  fiscal quarter ended March 31, 2001
                  to but excluding the last day of the
                  fiscal quarter ended on June 30, 2001

                  From and including the last day of the                        2.90:1.0
                  fiscal quarter ended June 30, 2001
                  to but excluding the last day of the
                  fiscal quarter ended on September 30, 2001

                  From and including the last day of the                        2.50:1.0
                  fiscal quarter ended September 30, 2001
                  to but excluding the last day of the
                  fiscal quarter ended on December 31, 2001

                  Thereafter                                                    2.50:1.0";


                           (v) DELETING SECTION 8.17 IN ITS ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

                           "8.17 INTEREST COVERAGE RATIO. The Company shall not permit, at any time during a period listed below, its Interest Coverage Ratio at such time for the twelve month period (taken as one accounting period) last ended prior to the date of determination, to be less than the ratio set forth below opposite the respective period in which the determination is being made:

                  Period                                                        Ratio
                  ------                                                        -----

                  From and including the last day of the                        1.55:1.0
                  fiscal quarter ended December 31, 2000
                  to but excluding the last day of the
                  fiscal quarter ended on March 31, 2001

                  From and including the last day of the                        1.55:1.0
                  fiscal quarter ended March 31, 2001
                  to but excluding the last day of the
                  fiscal quarter ended on June 30, 2001

                  From and including the last day of the                        1.70:1.0
                  fiscal quarter ended June 30, 2001
                  to but excluding the last day of the
                  fiscal quarter ended on September 30, 2001

                  From and including the last day of the                        2.30:1.0
                  fiscal quarter ended September 30, 2001 to
                  but excluding the last day of the
                  fiscal quarter ended on December 31, 2001

                  Thereafter                                                    4.50:1.0"; and

                           (vi) INSERTING THE FOLLOWING AS NEW SECTION 8.19:

                  (f) "8.19 EBITDA. The Company shall not, as of the last day of each period set forth below, permit its consolidated EBITDA for such period then ending to be less than the amount set forth below for such period:

                  PERIOD                                                        AMOUNT
                  ------                                                        ------

                  January 1, 2001 through and                                   $26,839,000
                     including March 31, 2001
                  January 1, 2001 through and                                   $44,335,000
                     including June 30, 2001
                  January 1, 2001 through and                                   $58,188,000
                     including September 30, 2001
                  January 1, 2001 through and                                   $80,328,000
                     including December 31, 2001
                  Thereafter, the period of four fiscal                         $80,328,000;
                     quarters ending on the last day of
                     each succeeding fiscal quarter

         PROVIDED, HOWEVER, that on the date of the completion of a Specified Asset Sale or a 2001 Specified Asset Sale, each amount listed above shall be permanently reduced by an amount equal to the positive EBITDA, if any, attributable to the assets subject to such Specified Asset Sale or 2001 Specified Asset Sale.".

                  (f) EXHIBIT C OF THE CREDIT AGREEMENT IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS SET FORTH ON EXHIBIT A HERETO.

                  (g) THE UNDERSIGNED LENDERS HEREBY WAIVE ANY DEFAULT OR EVENT OF DEFAULT ARISING OUT OF THE COMPANY'S NON-COMPLIANCE WITH SECTIONS 8.15, 8.16 AND 8.17 OF THE CREDIT AGREEMENT FOR THE PERIODS ENDING MARCH 31, 2000, JUNE 30, 2000, SEPTEMBER 30, 2000 AND DECEMBER 31, 2000.

         SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective upon the date (the "EFFECTIVE DATE") each of the following conditions have been satisfied:

                  (a) EXECUTION AND DELIVERY. The Company and the Majority Lenders shall have executed and delivered this Agreement;

                  (b) NO DEFAULTS. No Default or Event of Default under the Credit Agreement (as amended hereby) shall have occurred and be continuing;

                  (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement, the Credit Agreement (as amended hereby) and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty expressly refers to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date;

                  (d) REDUCTION OF COMMITMENT. The Company shall have delivered a notice to the Agent pursuant to SECTION 2.05 of the Credit Agreement permanently reducing the Revolving Loan Commitment to $140,000,000; and

                  (e) AMENDMENT FEE. The receipt by the Agent, for distribution to the relevant Lender, from the Company of an amendment fee payable to each Lender executing this Amendment in an amount equal to .20% of such Lender's Revolving Loan Commitment (after giving effect to the reduction referred to in Section 3(d)).

        SECTION 4. REPRESENTATIONS AND WARRANTIES.

                  (a) The Company represents and warrants (i) that it has full power and authority to enter into this Agreement and perform its obligations hereunder in accordance with the provisions hereof, (ii) that this Agreement has been duly authorized, executed and delivered by such party and (iii) that this Agreement constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

                  (b) The Company represents and warrants that the following statements are true and correct:

                           (i) The representations and warranties contained in
                  the Credit Agreement and each of the other Loan Documents are and will be true and correct in all material respects on and as of the Effective Date; except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

                           (ii) No event has occurred and is continuing or will
                  result from the consummation of the transactions contemplated by this Agreement that would constitute an Event of Default.

                           (iii) The execution, delivery and performance of this
                  Agreement by the Company do not and will not violate its respective certificate or articles of incorporation or by-laws, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

                           (iv) No authorization or approval or other action by,
                  and no notice to or filing or registration with, any governmental authority or regulatory body is required in connection with its execution, delivery and performance of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

        SECTION 5. REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.

                  (a) On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents (the "ANCILLARY DOCUMENTS") delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement, the Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver (except as specifically waived above) of any right, power or remedy of the Lenders or the Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

         SECTION 8. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

                              [signature pages to follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

                                       CENTURY BUSINESS SERVICES, INC.


                                       By_______________________________________
                                           Name:
                                           Title:

                                       BANK OF AMERICA, N.A., as Agent


                                       By_______________________________________
                                           Name:
                                           Title:


                                       BANK OF AMERICA,  N.A.,  Individually
                                       as a Lender and as the Issuing Bank


                                       By_______________________________________
                                           Name:
                                           Title:

                                       FLEET  NATIONAL  BANK,  as a  Co-Agent
                                       and individually as a Lender


                                       By_______________________________________
                                           Name:
                                           Title:

                                       BANK  ONE,  MICHIGAN,  as a  Co-Agent
                                       and individually as a Lender


                                       By_______________________________________
                                           Name:
                                           Title:

                                       LASALLE  BANK  NATIONAL  ASSOCIATION,
                                       as a Co-Agent and  individually  as a
                                       Lender


                                       By_______________________________________
                                           Name:
                                           Title:

                                       PNC BANK,  NATIONAL  ASSOCIATION,  as
                                       a  Co-Agent  and  individually  as  a
                                       Lender


                                       By_______________________________________
                                           Name:
                                           Title:

                                       COMERICA BANK


                                       By_______________________________________
                                           Name:
                                           Title:

                                       FIFTH THIRD BANK, NORTHEASTERN OHIO


                                       By_______________________________________
                                           Name:
                                           Title:

                                       HUNTINGTON NATIONAL BANK


                                       By_______________________________________
                                           Name:
                                           Title:

                                       FIRSTAR BANK, N.A.


                                       By_______________________________________
                                           Name:
                                           Title:

                                       FIRSTMERIT BANK, N.A.


                                       By_______________________________________
                                           Name:
                                           Title:

                                       FIRST UNION NATIONAL BANK


                                       By_______________________________________
                                           Name:
                                           Title:

                                       U.S. BANK, N.A.


                                       By_______________________________________
                                           Name:
                                           Title:

                             EXHIBIT A TO FOURTH AMENDMENT
                             -----------------------------

                                       EXHIBIT C
                                       ---------

                                  TO CREDIT AGREEMENT
                                  -------------------

                             FORM OF COMPLIANCE CERTIFICATE
                             ------------------------------

Bank of America, N.A.,
as Agent for the Lenders party to the Credit
Agreement referred to below
231 South LaSalle Street
Chicago, Illinois  60697

Attn:

Ladies and Gentlemen:

         This certificate is furnished to you by Century Business Services, Inc. (the "Company"), pursuant to Section 7.02(b) of that certain Amended and Restated Credit Agreement, dated as of October 3, 1997, as amended and restated as of August 10, 1998 and as amended and restated as of August 24, 1999, among the Company, the financial institutions party thereto (the "Lenders"), and Bank of America, N.A., as agent for such Lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), concurrently with the delivery of the financial statements required pursuant to SECTION 7.01 [(a)][(b)] of the Credit Agreement. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

         The undersigned, on behalf of the Company, hereby certifies that:

         (A) no Default or Event of Default has occurred and is continuing, except as described in ATTACHMENT 1 hereto;

         (B) the financial data and computations set forth in Schedule 1 below, evidencing compliance with the covenants set forth in [SECTIONS 8.01(i), (j) and
(m), 8.02, 8.05(d), 8.15, 8.16, 8.17, 8.18(1) and 8.19] of the Credit
Agreement, are true and correct as of ________________, ____(2) (the "Computation Date");

         (C) if the financial statements of the Company being concurrently delivered were not prepared in accordance with GAAP, ATTACHMENT 2 hereto sets forth any derivations required to conform the relevant data in such financial statements to the computations set forth below; and

- --------
(1) Insert Section numbers as appropriate. Section 8.18 is computed on a monthly basis.

(2) The last day of the accounting period for which financial statements are being concurrently delivered.

         (D) during the preceding 12 month period there has been a ___% turnover in Key Management.

         The foregoing certifications, together with the computations set forth in SCHEDULE 1 hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered as of this _____ day of

- -----------, ----.


                                            CENTURY BUSINESS SERVICES, INC.


                                             By:
                                                ------------------------------

                                             Name:
                                                  ----------------------------

                                             Its:                          (3)
                                                ------------------------------

- ---------------
(3)    To be executed by a Responsible Officer of  the Company.

                                       SCHEDULE 1
                                       ----------

                                      Computations
                                      ------------

I.       Section 8.01 Liens
         ------------------

         A.       Clauses (a), (i) and (j)
                  1.       Aggregate amount of Indebtedness permitted to be secured:               $_________(4)
                  2.       Actual amount of Indebtedness secured as of the date of determination:
                           - Attributable to 8.01(a):                                              $_________
                           - Attributable to 8.01(i):                                              $_________
                           - Attributable to 8.01(j):                                              $_________
                                                                                                   $_________

         B.       Clause (m)
                  ----------
                  1.       Aggregate amount of obligations permitted to be secured:
                                                                                                   $1,000,000

                  2.       Actual amount of obligations secured as of the date of determination:
                                                                                                   $

II.      Section 8.02 Disposition of Assets
         ----------------------------------

         A.       Aggregate amount permitted during the immediately preceding twelve month
                  period:                                                                          $_________(5)
         B.       Actual amount during the immediately preceding twelve month period:              $_________
         C.       Aggregate amount permitted from August 24, 1999:                                 $_________(6)
         D.       Actual amount from August 24, 1999:                                              $_________

III.     Section 8.05 Indebtedness
         -------------------------

         A.       Clause (d)
                  ----------
                  1.       Aggregate principal amount of Indebtedness permitted:                   $_________

- ---------
(4) Insert amount equal to 3% of total tangible assets as of the end of the most recent fiscal quarter.

(5) Insert amount equal to 5% of net tangible assets as of the end of the most recent fiscal quarter.

(6)    Insert amount equal to 15% of net tangible assets as of the Closing Date.

                  2.       Actual amount of Indebtedness as of the date of determination:
                           - Attributable to 8.01(a):                                              $___________
                           - Attributable to 8.01(i):                                              $___________
                           - Attributable to 8.01(j):                                              $___________
                           - Attributable to Section 8.05(d):                                      $___________
                                                                                                   $___________
IV.      Section 8.15 Minimum Net Worth
         ------------------------------

         1.       Required Net Worth:
                  (a)      Base Amount:                                                            $348,249,000
                  (b)      70% of the Company's Positive Net Income for each fiscal quarter        $___________
                           ending after December 31, 2000:
                  (c)      100% of the net cash and non-cash proceeds of any equity securities
                           issued by the Company after December 31, 2000:                          $___________
                  (d)      The sum of (a) PLUS (b) PLUS (c):                                       $___________

                  (e)      Actual Net Worth:                                                       $___________

V.       Section 8.16 Leverage Ratio
         ---------------------------

         Period: Twelve months ended ____________ ___, ______.
         1.       Required:                                                                        ________:1.0
         2.       Actual:                                                                          ________:___
                  (a)      Consolidated Indebtedness as of the end of the period referred to
                           above:                                                                  $___________
                           - Attributable to the fiscal quarter ended:
                               - _____________:                                                    $___________
                               - _____________:                                                    $___________
                               - _____________:                                                    $___________
                               - _____________:                                                    $___________

                  (b)      EBITDA for the period referred to above:                                $___________
                           - Attributable to the fiscal quarter ended:                             $___________
                               - _____________:
                               - _____________:                                                    $___________
                               - _____________:                                                    $___________
                               - _____________:                                                    $___________
                                                                                                   $___________
                  (c)      Ratio of (a) TO (b):                                                    ________:1.0

VI.      Section 8.17 Interest Coverage Ratio
         ------------------------------------

         Period: Twelve months ended ____________ ___, _____.
         1.       Required:                                                                        ________:1.0

         2.       Actual:
                  (a)      EBITA for the period referred to above:                                 $_________
                           - Attributable to Insurance Subsidiaries                                $_________
                  (b)      Consolidated Interest Expense for the period referred to above:
                                                                                                   $_________
VII.     Section 8.18 Eligible Receivables Ratio
         ---------------------------------------

         Period: Month ended ____________ ___, _____.
         1.       Required:                                                                        ______:1.0
         2.       Actual:
                  (a)      Trade  Receivables  (less than or equal to 90 or 120 days, as provided  $_________
                           in the definition "ELIGIBLE RECEIVABLES"):
                  (b)      Work-in-progress (less than or equal to 90 or 120 days, as provided     $_________
                           in the definition "ELIGIBLE RECEIVABLES"):
                  (c)      The sum of (a) plus (b):                                                $_________
                  (d)      Outstanding Principal of Loans:                                         $_________
                  (e)      Ratio of (c) to (d):                                                    ______:1.0

VIII.    Section 8.19 Minimum EBITDA
         ---------------------------

         Period:  Fiscal Quarter ended ____________ ___, _____.
         1.       Required Per Credit Agreement:                                                   $_________
         2.       Adjustment attributable to Specified Asset Sales and 2001 Specified Asset        $_________
                  Sales:
         3.       Adjusted Required:                                                               $_________
         4.       Actual:                                                                          $_________

                                  ATTACHMENT 1
                                  ------------

                DESCRIPTION OF ANY DEFAULTS OR EVENTS OF DEFAULT
                ---------------------------------------- -------

                                  ATTACHMENT 2
                                  ------------

           DERIVATIONS REQUIRED TO CONFORM RELEVANT DATA IF FINANCIAL
              STATEMENTS WERE NOT PREPARED IN ACCORDANCE WITH GAAP
              ----------------------------------------------------

                                   SCHEDULE A
                                   ----------

                           2001 SPECIFIED ASSET SALES
                           --------------------------
                                 (See Attached)